o FIST2 *P1

                      SUPPLEMENT DATED DECEMBER 15, 1998
                             TO THE PROSPECTUS OF

                     FRANKLIN INVESTORS SECURITIES TRUST
       (FIST2 - Franklin Adjustable U.S. Government Securities Fund and
                  Franklin Adjustable Rate Securities Fund)
                             dated March 1, 1998

On December 15, 1998, Franklin Investors Securities Trust's Board of Trustees approved a proposal to merge the Adjustable Rate Securities Fund into the Adjustable U.S. Government Fund, subject to shareholder approval. The investment objective of both the Adjustable Rate Securities Fund and the Adjustable U.S. Government Fund is to seek a high level of current income, consistent with lower volatility of principal. The Board believes this proposed merger will benefit shareholders.

It is anticipated that in early 1999 shareholders of the Adjustable Rate Securities Fund will receive a proxy and proxy statement requesting their votes on the proposed merger.

The Adjustable Rate Securities Fund will be closed to new investors after the close of business on December 15, 1998. If you are a shareholder of record as of the close of business on December 15, 1998, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the Adjustable Rate Securities Fund or to reopen your account in that Fund.

              Please keep this supplement for future reference.